KAYNE ANDERSON RUDNICK MUTUAL FUNDS
                                 LARGE CAP FUND
                               SMALL-MID CAP FUND
                               INTERNATIONAL FUND
                       INTERMEDIATE TOTAL RETURN BOND FUND
                   CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND


                                  March 1, 2002
                 (supplement to prospectus dated April 30, 2001)

To shareholders of the LARGE CAP FUND, SMALL-MID CAP FUND, INTERNATIONAL FUND, INTERMEDIATE TOTAL RETURN BOND FUND and CALIFORNIA INTERMEDIATE TAX-FREE BOND FUND (the "Funds"):

On January 29, 2002, a majority interest in Kayne Anderson Rudnick Investment Management, LLC (the "Manager"), was acquired by Phoenix Investment Partners, Ltd. ("Phoenix"). Phoenix is a diversified investment management company managing approximately $52 billion as of December 31, 2001. Phoenix and its operating affiliates (including Aberdeen Fund Managers, Inc., Duff & Phelps Investment Management Co., Roger Engemann & Associates, Inc., Seneca Capital Management LLC, Phoenix Investment Counsel, Inc. and its Goodwin Capital Advisers, Hollister Investment Manager and Oakhurst Asset Managers divisions, Walnut Asset Management LLC and Phoenix/Zweig Advisers LLC) provide a variety of investment management services to a broad base of institutional and individual clients, as well as to the Phoenix Funds family of mutual funds. The new ownership interest does not affect daily operations of the Funds or the Manager's services to the Funds.

The transaction resulted in a change of control of the Manager and an assignment of its Investment Management Agreement for the Funds under rules applicable to mutual funds. The assignment was separately approved by the Funds' Board of Trustees and shareholders , as required by such rules.

Investors   should  retain  this  supplement  with  the  prospectus  for  future reference.

Thank you for your continued investment in the Funds. Please call (800) 395-3807 with any questions.